Security Equity Fund

Security Income Fund

Security Large Cap Value Fund

Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated April 19, 2013 to the Statutory Prospectuses

and Statements of Additional Information Dated January 28, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectuses and Statements of Additional Information relating to the A-Class Shares of Alpha Opportunity Fund; Floating Rate Strategies Fund; High Yield Fund; Investment Grade Bond Fund; Large Cap Concentrated Growth Fund; Large Cap Core Fund; Large Cap Value Fund; Macro Opportunities Fund; Mid Cap Growth Fund; Mid Cap Value Fund; MSCI EAFE Equal Weight Fund; Municipal Income Fund; Small Cap Growth Fund; Small Cap Value Fund; and Total Return Bond Fund.

The following sentence is added to the end of the section “Sales Charge Waivers” in the Statutory Prospectuses and to the end of the third paragraph under the section “Purchases at Net Asset Value” in the Statements of Additional Information:

The availability of Class A sales charge waivers may depend upon the policies, procedures, and trading platforms of your financial intermediary.

Please Retain This Supplement for Future Reference

460602600-SUP4-0413x0114